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                                                                    EXHIBIT 32.2

                                  CERTIFICATION

           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTION (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES
                                     CODE)

      Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Alexander's, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Annual Report on Form 10-K for the year ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 24, 2004                      /s/ Joseph Macnow
                                       -----------------------------------------
                                       Name: Joseph Macnow
                                       Title: Executive Vice President and Chief
                                       Financial Officer